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                                                                      EXHIBIT 99
                                                                      ----------

[TELXON LOGO]
                                                                    NEWS RELEASE

                TELXON RELEASES FY99 THIRD QUARTER BALANCE SHEET

         AKRON, OHIO, March 1, 1999 - - Telxon Corporation (Nasdaq-NNM: TLXNE) today released its December 31, 1998 consolidated balance sheet, which was not available at the time of the company's fiscal 1999 third quarter earnings release on February 23, 1999, due to the complexity of deriving the balance sheet from the restated consolidated statements of operations included as attachments to that earlier release.

         As described in the February 23, 1999 release, the company's inventory balance at the end of the third quarter was roughly $15 million higher than target levels, due to an unanticipated order cancellation and the delay in the roll-out of two large customer projects in December. The company's notes payable balance at December 31, 1998 of $70.6 million consisted of $56.5 million of borrowings under the company's credit facilities used for working capital and capital expenditures and $14.1 million of floor-plan financing related to one of the company's Value-Added Distributors, as described in the company's December 11, 1998 news release.

           The company plans to file with the Securities and Exchange Commission within the next week a complete Form 10-Q for the quarter ended December 31, 1998 and, as expeditiously as practicable over the coming weeks, appropriate amended Forms10-K and 10-Q for the periods covered by the restatement announced on February 23, 1999. These filings will include comparative financial statements for the affected periods.

         Telxon Corporation is a leading global designer and manufacturer of wireless and mobile information systems for vertical markets. The company integrates advanced mobile computing and wireless data communication technology with a wide array of peripherals, application-specific software and global customer services for

 Telxon Corporation/3330 West Market Street/P.O. Box 5582/Akron, Ohio 44334-0582
                  800.800.8001/Fax 330.664.2058/www.telxon.com


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its customers in more than 60 countries. Telxon's website address is:
http://www.telxon.com.

         Other than the historical financial information reported above, this news release constitutes forward-looking statements that are inherently subject to risks and uncertainties which could cause Telxon's actual or restated results or other future events pertaining to the company to differ materially from the forward-looking statements. The important factors affecting the realization of those results or the occurrence of those events include, without limitation, the finalization of the financial statements for the periods covered or affected by the restatement announced by the company on February 23, 1999. Reference should also be made to the discussion of other factors affecting Telxon's business and results as included from time to time in the company's filings with the Securities and Exchange Commission.

                                      # # #

For more information:
Alex L. Csiszar
Vice President, Investor Relations
Telxon Corporation
(330) 664-2961


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Telxon Corporation and Subsidiaries

CONSOLIDATED BALANCE SHEET
--------------------------
(In thousands, except per share data)

                                                                        DECEMBER 31,                  MARCH 31,
                                                                           1998                          1998
                                                                ---------------------------------------------------------
                                                                        (UNAUDITED)                  (UNAUDITED)
                                                                                                          AS
                                                                                                       RESTATED
ASSETS

Current assets:
          Cash and short-term investments                       $                   30,057    $                   27,500
          Accounts receivable, net                                                 114,507                       121,932
          Notes and other accounts receivable                                       13,044                        16,532
          Inventories                                                              125,450                       109,935
          Prepaid expenses and other                                                13,344                        16,084
                                                                --------------------------    --------------------------
               Total current assets                                                296,402                       291,983
Property and equipment, net                                                         67,911                        53,969
Intangible and other assets, net                                                    38,715                        35,296
                                                                --------------------------    --------------------------
               Total                                            $                  403,028    $                  381,248
                                                                ==========================    ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
          Notes payable                                         $                   70,614    $                    3,000
          Capital lease obligations due within one year                                710                           968
          Accounts payable                                                          59,993                        58,634
          Income taxes payable                                                       2,493                         3,466
          Accrued liabilities                                                       39,693                        41,988
                                                                --------------------------    --------------------------
               Total current liabilities                                           173,503                       108,056
Capital lease obligations                                                            1,822                         1,876
Convertible subordinated debentures                                                106,913                       107,224
Other long-term liabilities                                                         11,011                         6,867
                                                                --------------------------    --------------------------
               Total                                                               293,249                       224,023

Minority interest                                                                    3,076                         2,791

Stockholders' equity:
          Preferred Stock, $1.00 par value per share;
             500 shares authorized, none issued                                       --                            --
          Common Stock, $.01 par value per share;
             50,000 shares authorized, 16,234
             and 16,219 shares issued                                                  162                           162
          Additional paid-in capital                                                88,123                        87,489
          Retained earnings                                                         25,164                        75,267
          Equity adjustment for foreign currency translation                        (4,360)                       (4,929)
          Unearned restricted stock awards                                            (292)                         (493)
          Treasury stock;  108 and 162 shares of common stock
             at cost                                                                (2,094)                       (3,062)
                                                                --------------------------    --------------------------
               Total stockholders' equity                                          106,703                       154,434
                                                                --------------------------    --------------------------
               Total                                            $                  403,028    $                  381,248
                                                                ==========================    ==========================
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